Exhibit 99.1

EVERCORE PARTNERS REPORTS THIRD QUARTER 2008 RESULTS;

DECLARES QUARTERLY DIVIDEND OF $0.12 PER SHARE

Highlights

•	Evercore reports third quarter Net Revenues of $56.8 million and Adjusted Pro Forma Net Income of $2.3 million, or $0.07 per share

•	Progress towards strategic objectives:

•	Deepening Advisory sector coverage with addition of two new Senior Managing Directors

•	Ongoing build out of Investment Management platform, including commitment of $150 million to HighView Investment Group and appointment of a new Senior Managing Director to the Private Equity group

•	Extension of strategic alliance with Mizuho in Japan and formation of strategic alliance with G5 Advisors in Brazil

•	Long-term investment of $120 million in Evercore by Mizuho Corporate Bank, providing additional capital to grow and diversify business

•	Quarterly dividend of $0.12 declared

NEW YORK, October 30, 2008 – Evercore Partners Inc. (NYSE: EVR) today announced that for the third quarter and nine months ended September 30, 2008 its Adjusted Pro Forma Net Income was $2.3 million and $12.5 million or $0.07 and $0.37 per share, respectively, compared to Adjusted Pro Forma Net Income of $9.8 million and $42.6 million or $0.29 and $1.30 per share for the prior year third quarter and nine months, respectively. Adjusted Pro Forma Net Revenues were $56.8 million and $161.4 million for the third quarter and nine months ended September 30, 2008, respectively, compared to Adjusted Pro Forma Net Revenues of $72.4 million and $227.8 million for the third quarter and nine months ended September 30, 2007, respectively.

For the third quarter and nine months ended September 30, 2008, Evercore’s U.S. GAAP Net Income (Loss) was $(0.5) million and $0.6 million or $(0.04) and $0.05 per share, respectively, compared to Net Income (Loss) of $2.3 million and $(37.6) million or $0.19 and $(3.97) per share for the quarter and nine months ended September 30, 2007, respectively.

Evercore also announced today that Les Fabuss has joined the firm’s Advisory business as a Senior Managing Director based in New York. He comes to Evercore after a 25-year career at Lehman Brothers, where he most recently served as a Vice Chairman of Global Investment Banking. At Evercore, Mr. Fabuss will advise corporate clients on mergers and acquisitions and other strategic transactions. He will apply his extensive experience in the aerospace and defense industry and in working with private equity firms. Evercore has previously announced the addition of Jed Sherwindt to its M&A practice, Dan Celentano to the Restructuring Group and Chip Newton to the Private Equity group.

“Our Advisory business is performing well in the most challenging market environment which I can remember,” said Roger C. Altman, Chairman and Chief Executive Officer of Evercore Partners. “Our franchise is actually becoming stronger, as we continue to add talented new partners while many of our competitors struggle. Both our M&A and Restructuring teams continue to add new engagements and clients. Additionally, the appointments of Les Fabuss and Jed Sherwindt as new partners in our advisory business strengthen the Firm. We also continue to make progress towards our goal of better balancing the Firm between its advising activities and its investing ones. Mizuho’s investment enhances our ability to pursue strategic growth initiatives in private equity, institutional asset management and wealth management. We have announced our commitment to join Ralph Schlosstein as a strategic partner in the HighView Investment Group and look forward to announcing additional commitments before the end of the year. We also are pleased that Chip Newton has joined our Private Equity team as a Senior Managing Director and that we have resumed capital raising.”

Business Line Reporting

In the discussion below of the business segments and Evercore, information is presented on an adjusted pro forma basis which is a non-generally accepted accounting principles (“non-GAAP”) measure and is unaudited. Adjusted pro forma results begin with information prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) adjusted to exclude certain non-recurring charges. For more information about the adjusted pro forma basis of reporting used by management to evaluate the performance of each line of business, including reconciliations of U.S. GAAP results to an adjusted pro forma basis, see pages A-8 and A-9 included in Annex I. These adjusted pro forma amounts are allocated to the Company’s two business segments: Advisory and Investment Management.

Advisory

	Three Months Ended September 30,			Nine Months Ended September 30,
	2008	2007	% Change	2008	2007	% Change
	(dollars in thousands)
Net Revenues:
Advisory	$51,447	$67,135	(23)%	$149,870	$207,927	(28)%
Interest Income and Other Revenue, net	1,071	1,849	(42)%	2,580	3,231	(20)%

Net Revenues	52,518	68,984	(24)%	152,450	211,158	(28)%

Expenses:
Employee Compensation and Benefits	35,172	33,974	4%	90,403	98,631	(8)%
Non-compensation Costs	10,529	12,176	(14)%	29,966	32,614	(8)%

Total Expenses	45,701	46,150	(1)%	120,369	131,245	(8)%

Adjusted Pro Forma Pre-Tax Income	$6,817	$22,834	(70)%	$32,081	$79,913	(60)%

Revenues

Advisory Revenue was $51.4 million and $149.9 million for the third quarter and nine months ended September 30, 2008, respectively, compared to Advisory Revenue of $67.1 million and $207.9 million for the third quarter and nine months ended September 30, 2007, respectively. These results include revenue related to Evercore’s restructuring engagements, where the Firm has seen a rise in client activity in 2008.

Among the transactions announced during the third quarter of 2008 on which Evercore is advising are:

•	Haights Cross Communications on the sale of Oakstone Publishing to Boston Ventures *

•	CIT Group on the sale of its Home Lending business to Lone Star Funds *

•	ION Geophysical on its acquisition of ARAM

•	Gillig Corporation on its sale to CC Industries *

•	ISE on the merger of ISE Stock Exchange with Direct Edge

•	Wolters Kluwer on its acquisition of UpToDate

•	Centerplate’s Board of Directors on the sale of Centerplate to Kohlberg & Co.

Additional transactions that closed during the third quarter of 2008 on which Evercore advised included:

•	EDS on its sale to Hewlett-Packard

•	Aquila on its sale to Great Plains Energy

•	Creditex Group Inc. on its sale to IntercontinentalExchange

Advisory revenues derived from clients located in the U.S. represented 69% and 76% of Advisory revenues for the three and nine months ended September 30, 2008, respectively, compared to 85% and 77% for the three and nine months ended September 30, 2007, respectively.

Expenses

Compensation costs for the third quarter and nine months ended September 30, 2008 for the Advisory segment reflect Evercore’s plan to maintain competitive compensation levels to retain key personnel in a challenging business environment and increased headcount in comparison with prior periods. As of September 30, 2008, Evercore’s total headcount in its Advisory segment was 204 employees, compared with 172 as of September 30, 2007.

Non-compensation costs for the third quarter and nine months ended September 30, 2008 declined in the aggregate on an adjusted pro forma basis from the prior year consistent with Evercore’s plans. The most significant reductions were a result of decreases in Professional Fees and Occupancy and Equipment Rental. The decline in Professional Fees in the Advisory segment is largely due to allocated expenses associated with becoming a public company, which were higher in 2007. These savings were partially offset by increases in costs associated with serving clients, which were $2.4 million and $6.7 million of client related costs for the third

Note: * Transactions were announced and closed during the third quarter quarter and nine months ended September 30, 2008, respectively, compared to $2.0 million and $5.6 million for the quarter and nine months ended September 30, 2007, respectively. These costs are billable to clients depending on contract terms and the extent of transactions closing. Evercore continues to focus on identifying additional cost savings and is on target to achieve its previously announced cost control initiative.

Investment Management

	Three Months Ended September 30,			Nine Months Ended September 30,
	2008	2007	% Change	2008	2007	% Change
	(dollars in thousands)
Net Revenues:
Private Equity	$3,564	$4,007	(11)%	$9,242	$15,042	(39)%
Institutional Asset Management and Other	737	(722)	NM	(577)	769	NM
Interest Income and Other Revenue, net	(6)	130	NM	304	838	(64)%

Net Revenues	4,295	3,415	26%	8,969	16,649	(46)%

Expenses:
Employee Compensation and Benefits	5,139	6,528	(21)%	14,223	14,762	(4)%
Non-compensation Costs	1,944	3,431	(43)%	6,691	11,246	(41)%

Total Expenses	7,083	9,959	(29)%	20,914	26,008	(20)%

Adjusted Pro Forma Pre-Tax Income (Loss)	$(2,788)	$(6,544)	57%	$(11,945)	$(9,359)	(28)%

Revenues

Private Equity

	Three Months Ended September 30,			Nine Months Ended September 30,
	2008	2007	% Change	2008	2007	% Change
	(dollars in thousands)
Net Revenues:
Management Fees Including Portfolio Company Fees	$2,785	$3,639	(23)%	$6,785	$10,752	(37)%
Realized and Unrealized Gains (Losses) Including Carried Interest	779	368	112%	2,457	4,290	(43)%

Total Net Revenues	$3,564	$4,007	(11)%	$9,242	$15,042	(39)%

Private Equity revenues declined compared to those in the third quarter of 2007 due to the step-down in Evercore Capital Partners II management fees beginning in 2008 from 2% of committed capital to 1% of invested capital in accordance with the partnership agreement. As of September 30, 2008, management fee calculations were based on $519.9 million of Invested Capital at 1%. As of September 30, 2007, the management fee was based on $653.1 million of Committed Capital at 2%. Realized and unrealized gains have increased compared to the results for the third quarter of 2007 due to a higher level of gains and carried interest in the third quarter of 2008.

Institutional Asset Management and Other

	Three Months Ended September 30,			Nine Months Ended September 30,
	2008	2007	% Change	2008	2007	% Change
	(dollars in thousands)
Net Revenues:
Management Fees	$375	$237	58%	$1,102	$607	82%
Realized and Unrealized Gains (Losses) Including Performance Fees	362	(959)	NM	(1,679)	162	NM

Total Net Revenues	$737	$(722)	NM	$(577)	$769	NM

Evercore’s fixed income asset management business continues to grow, driving the growth in Management Fees. As of September 30, 2008, assets under management at Evercore Mexico’s Protego Casa de Bolsa (“PCB”) were $786.6 million compared to $613.4 million as of September 30, 2007.

In the U.S., difficult equity markets continue to be a challenge for Evercore Asset Management (“EAM”), resulting in realized and unrealized net losses for the three and nine month periods ended September 30, 2008. As of September 30, 2008, assets under management declined to $258.7 million from $447.6 million as of September 30, 2007 due to client re-balancing and poor fund-level performance.

Expenses

Compensation costs decreased compared to prior periods primarily as a result of decreased headcount.

Non-compensation costs for the third quarter and nine months ended September 30, 2008 declined in the aggregate on an adjusted pro forma basis from the prior year consistent with Evercore’s plans and reflecting the reduced headcount which resulted from the consolidation of Private Equity operations in New York. The most significant reductions were a result of decreases in Professional Fees and Occupancy and Equipment Rental, partially offset by non-compensation costs of $0.2 million related to launching the Firm’s new business initiatives. The decline in Professional Fees is largely due to allocated expenses associated with becoming a public company which were higher in 2007.

Corporate Reporting

Other U.S. GAAP Expenses

Included in the third quarter and nine months of 2008 and 2007 U.S. GAAP results are the following expenses that have been excluded from the adjusted pro forma results:

•

The Company has reflected $1.7 million and $4.1 million of charges in the third quarter and nine months of 2008, respectively, as Special Charges in connection with employee severance, accelerated share-based vesting, facilities costs associated with the closing of the Los Angeles office and write-off of certain capitalized costs associated with fundraising initiatives for ECP III. No additional charges related to this matter are expected.

•	The amortization of intangibles associated with the acquisitions of Protego and Braveheart.

•

A $7.5 million expense included in Employee Compensation and Benefits for the nine months ended September 30, 2008, relating to the first quarter charge resulting from the issuance of shares as additional deferred consideration pursuant to the Sale and Purchase Agreement associated with the Braveheart acquisition. This was the final payment relating to this acquisition.

•

A $128.2 million expense included in Employee Compensation and Benefits for the nine months ended September 30, 2007, relating to the vesting of contingently vested Evercore LP partnership units and stock-based awards as well as a severance agreement recognized in the third quarter of 2007.

Income Taxes

For the nine months ended September 30, 2008, Evercore’s adjusted pro forma effective tax rate was approximately 38% compared to an effective tax rate of approximately 40% for the nine months ended September 30, 2007.

Dividend

On October 28, 2008 the Board of Directors of Evercore declared a quarterly dividend of $0.12 per share to be paid on December 12, 2008 to common stockholders of record on November 28, 2008.

Conference Call

Evercore will host a conference call to discuss its results for the third quarter and first nine months of 2008 on October 30, 2008, at 8 a.m. Eastern Daylight Time with access available via the Internet and telephone. Investors and analysts may participate in the live conference call by dialing (800) 762-8932 (toll-free domestic) or (480) 629-9041 (international); passcode: 3933459. Please register at least 10 minutes before the conference call begins. A replay of the call will be available for one week via telephone starting approximately one hour after the call ends. The replay can be accessed at (800) 406-7325 (toll-free domestic) or (303) 590-3030 (international); passcode: 3933459. A live webcast of the conference call will be available on the Investor Relations section of Evercore’s Web site at www.evercore.com. The webcast will be archived on the Web site after the call.

About Evercore Partners

Evercore Partners is a leading investment banking boutique and investment management firm. Evercore’s Advisory business counsels its clients on mergers, acquisitions, divestitures, restructurings and other strategic transactions. Evercore’s Investment Management business comprises private equity investing, institutional asset management and wealth management. Evercore serves a diverse set of clients around the world from its offices in New York, San Francisco, London, Mexico City and Monterrey, Mexico. More information about Evercore can be found on the Company’s Web site at www.evercore.com.

#            #            #

Investor Contact:	Robert B. Walsh
Chief Financial Officer, Evercore Partners
212-857-3100
Media Contact:	Kenny Juarez
The Abernathy MacGregor Group, for Evercore Partners
212-371-5999

Basis of Alternative Financial Statement Presentation

Adjusted pro forma results are a non-GAAP measure and are provided principally to give additional information about the per-share effect of previously issued but unvested equity and to exclude charges associated with the amortization of intangible assets acquired with Protego and Braveheart, the compensation charge resulting from equity awards that vested in conjunction with Evercore’s May 2007 follow-on offering, charges relating to the payment of deferred consideration for the Braveheart acquisition, charges related to the write-off of certain capitalized costs associated with fund raising initiatives for ECP III and employee severance, accelerated share-based vesting and other costs related to exiting the Los Angeles office, the vesting of all LP partnership units and restricted stock unit event-based awards as well as a severance agreement recognized in the third quarter of 2007 and certain tax adjustments.

Evercore believes that the disclosed adjusted pro forma measures and any adjustments thereto, when presented in conjunction with comparable U.S. GAAP measures, provide a meaningful basis for comparison among present, historical and future periods. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of U.S. GAAP results to adjusted pro forma results is presented in the tables included in Annex I, as well as a description of how management believes the adjusted pro forma results provide useful information in evaluating Evercore’s ongoing operations.

Evercore’s revenues and net income can fluctuate materially depending on the number, size and timing of the completed transactions on which it advises, the number and size of Investment Management gains or losses and other factors. Accordingly, the revenues and net income in any particular quarter may not be indicative of future results. Evercore believes that annual results are the most meaningful.

Forward-Looking Statements

This discussion contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect our current views with respect to, among other things, Evercore’s operations and financial performance. In some cases, you can identify these forward-looking statements by the use of words such as “outlook”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “seeks”, “approximately”, “predicts”, “intends”, “plans”, “estimates”, “anticipates” or the negative version of these words or other comparable words. All statements other than statements of historical fact included in this presentation are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties and assumptions, and may include projections of our future financial performance based on our growth strategies and anticipated trends in Evercore’s business. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Evercore believes these factors include, but are not limited to, those described under “Risk Factors” discussed in Evercore’s Annual Report on Form 10-K for the year ended December 31, 2007. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this discussion. In addition, new risks and uncertainties emerge from time to time, and it is not possible for Evercore to predict all risks and uncertainties, nor can Evercore assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and Evercore does not assume any responsibility for the accuracy or completeness of any of these forward-looking statements. Evercore undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

With respect to any securities offered by any private equity fund referenced herein, such securities have not been and will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

ANNEX I

EVERCORE PARTNERS INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

(dollars in thousands, except per share data)

(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
REVENUES
Advisory Revenue	$51,447	$67,135	$149,870	$207,927
Investment Management Revenue (1)	4,301	3,285	8,665	15,811
Interest Income and Other Revenue (1)	9,970	7,693	24,893	15,712

TOTAL REVENUES	65,718	78,113	183,428	239,450
Interest Expense	8,905	5,714	22,009	11,643

NET REVENUES	56,813	72,399	161,419	227,807

EXPENSES
Employee Compensation and Benefits	40,311	42,777	112,078	241,576
Occupancy and Equipment Rental (1)	3,167	3,820	9,539	9,475
Professional Fees	4,474	7,185	11,746	19,382
Travel and Related Expenses (1)	2,177	2,098	7,299	6,627
Communications and Information Services	936	568	2,309	1,636
Depreciation and Amortization	1,028	4,510	3,164	13,295
Special Charges	1,695	—	4,132	—
Other Operating Expenses (1)	1,155	1,077	4,015	5,002

TOTAL EXPENSES	54,943	62,035	154,282	296,993

INCOME (LOSS) BEFORE INCOME TAXES AND MINORITY INTEREST	1,870	10,364	7,137	(69,186)
Provision for Income Taxes	1,475	3,217	3,642	8,795
Minority Interest	863	4,828	2,872	(40,348)

NET INCOME (LOSS)	$(468)	$2,319	$623	$(37,633)

Net Income (Loss) Available to Holders of Shares of Class A Common Stock	$(468)	$2,319	$623	$(37,633)
Weighted Average Shares of Class A Common Stock Outstanding:
Basic	13,085	12,352	12,914	9,478
Diluted	13,085	12,406	13,163	9,478
Net Income (Loss) Per Share Available to Holders of Shares of Class A Common Stock:
Basic	$(0.04)	$0.19	$0.05	$(3.97)
Diluted	$(0.04)	$0.19	$0.05	$(3.97)

[1]

The above reflects a reclassification of certain balances for prior periods that have been reclassified to conform to their current presentation. These reclassifications include the reclassification of $398 and $607 for the three and nine months ended September 30, 2007, respectively, of certain fees within Evercore’s Institutional Asset Management business from Interest Income and Other Revenue to Investment Management Revenue and the reclassification of $227 and $514 for the three and nine months ended September 30, 2007, respectively, of certain expenses from Other Operating Expenses to Occupancy and Equipment Rental and Travel and Related Expenses.

Adjusted Pro Forma Results and Adjusted Pro Forma Net Income (Loss) per Common Share

Evercore prepares its Condensed Consolidated Financial Statements using U.S. GAAP. In addition to analyzing the Company’s results on a U.S. GAAP basis, Management reviews the Company’s and Business Segments’ results on an adjusted pro forma basis, which is a non-GAAP financial measure. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP. The adjusted pro forma results reflect the following adjustments as shown in the tables below:

Exclusion of deferred consideration related to Braveheart acquisition. The former shareholders of Braveheart were issued $7.5 million of restricted stock in the first quarter of 2008 as additional deferred consideration pursuant to the Sale and Purchase Agreement associated with the Braveheart acquisition. Management believes that these charges are not reflective of ongoing operations, and therefore exclusion of these charges enhances understanding of the Company’s operating performance.

Special Charges. The Company has reflected $1.7 million and $4.1 million of charges in the third quarter and nine months of 2008 as Special Charges in connection with employee severance, accelerated share-based vesting, facilities costs associated with the closing of the Los Angeles office and the write-off of certain capitalized costs associated with fundraising initiatives for ECP III. Evercore expects to realize cost savings in the future due to these changes. Management believes that these charges are not reflective of ongoing operations, and therefore exclusion of these charges enhances understanding of the Company’s operating performance.

Exclusion of compensation charges associated with the vesting of contingently vested Evercore LP partnership units and Stock-Based Awards. Evercore issued partnership units and stock-based awards which vest upon the occurrence of specified vesting events rather than merely the passage of time and continued service. In periods prior to the completion of the May 2007 follow-on offering we concluded that it was not probable that the vesting conditions would be achieved. Accordingly, we had not been accruing compensation expense relating to these unvested partnership units or stock-based awards. The completion of our May 2007 follow-on offering resulted in Messrs. Altman, Beutner and Aspe, and trusts benefiting their families and permitted transferees, collectively, ceasing to beneficially own at least 90% of the aggregate Evercore LP partnership units owned by them on the date of the internal reorganization resulting in the vesting of certain partnership units and stock-based awards. The vesting of these awards resulted in a non-cash compensation expense that was the result of the successful completion of Evercore’s equity offering in May 2007, as well as an adjustment that was recognized in the fourth quarter of 2007 and a severance agreement recognized in the third quarter of 2007.

Exclusion of amortization of intangible assets acquired with Protego and Braveheart. The Protego acquisition was undertaken in contemplation of the IPO. The Braveheart acquisition occurred on December 19, 2006. Management believes that these charges are not reflective of ongoing operations, and therefore exclusion of these charges enhances understanding of the Company’s operating performance.

Vesting of unvested equity. Management believes that it is useful to provide the per-share effect associated with the vesting of previously granted but unvested equity, and thus the adjusted pro forma results reflect the vesting of all unvested event-based Evercore LP partnership units and stock-based awards. However, management has concluded that at the current time it is not probable that the conditions relating to the vesting of the remaining event-based unvested partnership units or stock-based awards will be achieved or satisfied.

The unaudited condensed consolidated adjusted pro forma financial information is included for informational purposes only and should not be relied upon as being indicative of Evercore’s results of operations or financial condition had the transactions contemplated in connection with the internal reorganization been completed on the dates assumed. The unaudited condensed consolidated adjusted pro forma financial information also does not project the results of operations or financial position for any future period or date.

EVERCORE PARTNERS INC.

CONDENSED CONSOLIDATED ADJUSTED PRO FORMA STATEMENT OF OPERATIONS

THREE MONTHS ENDED SEPTEMBER 30, 2008

(dollars in thousands, except per share data)

(UNAUDITED)

	Evercore Partners Inc. U.S. GAAP	Pro Forma Adjustments			Evercore Partners Inc. Adjusted Pro Forma
REVENUES
Advisory Revenue	$51,447	$—			$51,447
Investment Management Revenue	4,301	—			4,301
Interest Income and Other Revenue	9,970	—			9,970

TOTAL REVENUES	65,718	—			65,718
Interest Expense	8,905	—			8,905

NET REVENUES	56,813	—			56,813

EXPENSES
Employee Compensation and Benefits	40,311	—			40,311
Occupancy and Equipment Rental	3,167	—			3,167
Professional Fees	4,474	—			4,474
Travel and Related Expenses	2,177	—			2,177
Communications and Information Services	936	—			936
Depreciation and Amortization	1,028	(464)	(c	)	564
Special Charges	1,695	(1,695)	(d	)	—
Other Operating Expenses	1,155	—			1,155

TOTAL EXPENSES	54,943	(2,159)			52,784

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST	1,870	2,159			4,029
Provision for Income Taxes	1,475	284	(e	)	1,759
Minority Interest	863	(863)	(f	)	—

NET INCOME (LOSS)	$(468)	$2,738			$2,270

Adjusted Class A Common Stock Outstanding
Basic and Diluted Weighted Average Shares of Class A Common Stock Outstanding	11,627	—			11,627
Vested Partnership Units	—	15,146	(g	)	15,146
Unvested Partnership Units	—	4,853	(g	)	4,853
Vested Restricted Stock Units - Event Based	1,209	—			1,209
Unvested Restricted Stock Units - Event Based	—	803	(g	)	803
Vested Restricted Stock Units - Service Based	249	—			249
Unvested Restricted Stock Units - Service Based	—	44	(g	)	44
Unvested Restricted Stock - Service Based	—	140	(g	)	140

Total Shares	13,085	20,986			34,071

Net Income (Loss) per Share:
Basic	$(0.04)				$0.07
Diluted	$(0.04)				$0.07

EVERCORE PARTNERS INC.

CONDENSED CONSOLIDATED ADJUSTED PRO FORMA STATEMENT OF OPERATIONS

THREE MONTHS ENDED SEPTEMBER 30, 2007

(dollars in thousands, except per share data)

(UNAUDITED)

	Evercore Partners Inc. U.S. GAAP	Pro Forma Adjustments			Evercore Partners Inc. Adjusted Pro Forma
REVENUES
Advisory Revenue	$67,135	$—			$67,135
Investment Management Revenue	3,285	—			3,285
Interest Income and Other Revenue	7,693	—			7,693

TOTAL REVENUES	78,113	—			78,113
Interest Expense	5,714	—			5,714

NET REVENUES	72,399	—			72,399

EXPENSES
Employee Compensation and Benefits	42,777	(2,275)	(b	)	40,502
Occupancy and Equipment Rental	3,820	—			3,820
Professional Fees	7,185	—			7,185
Travel and Related Expenses	2,098	—			2,098
Communications and Information Services	568	—			568
Depreciation and Amortization	4,510	(3,651)	(c	)	859
Special Charges	—	—			—
Other Operating Expenses	1,077	—			1,077

TOTAL EXPENSES	62,035	(5,926)			56,109

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST	10,364	5,926			16,290
Provision for Income Taxes	3,217	3,247	(e	)	6,464
Minority Interest	4,828	(4,828)	(f	)	—

NET INCOME	$2,319	$7,507			$9,826

Adjusted Class A Common Stock Outstanding
Basic and Diluted Weighted Average Shares of Class A Common Stock Outstanding	11,108	—			11,108
Vested Partnership Units	—	15,335	(g	)	15,335
Unvested Partnership Units	31	4,823	(g	)	4,854
Vested Restricted Stock Units - Event Based	1,244	—			1,244
Unvested Restricted Stock Units - Event Based	—	888	(g	)	888
Vested Restricted Stock Units - Service Based	—	—			—
Unvested Restricted Stock Units - Service Based	11	—			11
Unvested Restricted Stock - Service Based	12	—			12

Total Shares	12,406	21,046			33,452

Net Income per Share:
Basic	$0.19				$0.29
Diluted	$0.19				$0.29

EVERCORE PARTNERS INC.

CONDENSED CONSOLIDATED ADJUSTED PRO FORMA STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2008

(dollars in thousands, except per share data)

(UNAUDITED)

	Evercore Partners Inc. U.S. GAAP	Pro Forma Adjustments			Evercore Partners Inc. Adjusted Pro Forma
REVENUES
Advisory Revenue	$149,870	$—			$149,870
Investment Management Revenue	8,665	—			8,665
Interest Income and Other Revenue	24,893	—			24,893

TOTAL REVENUES	183,428	—			183,428
Interest Expense	22,009	—			22,009

NET REVENUES	161,419	—			161,419

EXPENSES
Employee Compensation and Benefits	112,078	(7,452)	(a	)	104,626
Occupancy and Equipment Rental	9,539	—			9,539
Professional Fees	11,746	—			11,746
Travel and Related Expenses	7,299	—			7,299
Communications and Information Services	2,309	—			2,309
Depreciation and Amortization	3,164	(1,415)	(c	)	1,749
Special Charges	4,132	(4,132)	(d	)	—
Other Operating Expenses	4,015	—			4,015

TOTAL EXPENSES	154,282	(12,999)			141,283

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST	7,137	12,999			20,136
Provision for Income Taxes	3,642	3,952	(e	)	7,594
Minority Interest	2,872	(2,872)	(f	)	—

NET INCOME	$623	$11,919			$12,542

Adjusted Class A Common Stock Outstanding
Basic and Diluted Weighted Average Shares of Class A Common Stock Outstanding	11,469	113	(g	)	11,582
Vested Partnership Units	—	15,188	(g	)	15,188
Unvested Partnership Units	77	4,776	(g	)	4,853
Vested Restricted Stock Units - Event Based	1,212	(3)	(g	)	1,209
Unvested Restricted Stock Units - Event Based	—	803	(g	)	803
Vested Restricted Stock Units - Service Based	233	—			233
Unvested Restricted Stock Units - Service Based	38	—			38
Unvested Restricted Stock - Service Based	134	—			134

Total Shares	13,163	20,877			34,040

Net Income per Share:
Basic	$0.05				$0.37
Diluted	$0.05				$0.37

EVERCORE PARTNERS INC.

CONDENSED CONSOLIDATED ADJUSTED PRO FORMA STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2007

(dollars in thousands, except per share data)

(UNAUDITED)

	Evercore Partners Inc. U.S. GAAP	Pro Forma Adjustments			Evercore Partners Inc. Adjusted Pro Forma
REVENUES
Advisory Revenue	$207,927	$—			$207,927
Investment Management Revenue	15,811	—			15,811
Interest Income and Other Revenue	15,712	—			15,712

TOTAL REVENUES	239,450	—			239,450
Interest Expense	11,643	—			11,643

NET REVENUES	227,807	—			227,807

EXPENSES
Employee Compensation and Benefits	241,576	(128,183)	(b	)	113,393
Occupancy and Equipment Rental	9,475	—			9,475
Professional Fees	19,382	—			19,382
Travel and Related Expenses	6,627	—			6,627
Communications and Information Services	1,636	—			1,636
Depreciation and Amortization	13,295	(11,557)	(c	)	1,738
Special Charges	—	—			—
Other Operating Expenses	5,002	—			5,002

TOTAL EXPENSES	296,993	(139,740)			157,253

INCOME (LOSS) BEFORE INCOME TAXES AND MINORITY INTEREST	(69,186)	139,740			70,554
Provision for Income Taxes	8,795	19,201	(e	)	27,996
Minority Interest	(40,348)	40,348	(f	)	—

NET INCOME (LOSS)	$(37,633)	$80,191			$42,558

Adjusted Class A Common Stock Outstanding
Basic and Diluted Weighted Average Shares of Class A Common Stock Outstanding	8,741	54	(g	)	8,795
Vested Partnership Units	—	16,823	(g	)	16,823
Unvested Partnership Units	—	4,854	(g	)	4,854
Vested Restricted Stock Units - Event Based	737	511	(g	)	1,248
Unvested Restricted Stock Units - Event Based	—	888	(g	)	888
Vested Restricted Stock Units - Service Based	—	—			—
Unvested Restricted Stock Units - Service Based	—	37	(g	)	37
Unvested Restricted Stock - Service Based	—	28	(g	)	28

Total Shares	9,478	23,195			32,673

Net Income (Loss) per Share:
Basic	$(3.97)				$1.30
Diluted	$(3.97)				$1.30

EVERCORE PARTNERS INC.

ADJUSTED PRO FORMA SEGMENT RECONCILIATION TO U.S. GAAP

THREE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

(dollars in thousands)

(UNAUDITED)

	Three Months Ended September 30, 2008
	Adjusted Pro Forma Basis					U.S. GAAP Basis
	Advisory	Investment Management	Adjustments			Consolidated Results
REVENUES
Advisory Revenue	$51,447	$—	$—			$51,447
Investment Management Revenue	—	4,301	—			4,301
Interest Income and Other Revenue, net	1,071	(6)	—			1,065

NET REVENUES	52,518	4,295	—			56,813

EXPENSES
Employee Compensation and Benefits	35,172	5,139	—			40,311
Non-compensation Costs	10,529	1,944	2,159	(c	) (d)	14,632

TOTAL EXPENSES	45,701	7,083	2,159			54,943

Income (Loss) Before Income Taxes and Minority Interest	$6,817	$(2,788)	$(2,159)			$1,870

	Three Months Ended September 30, 2007
	Adjusted Pro Forma Basis					U.S. GAAP Basis
	Advisory	Investment Management	Adjustments			Consolidated Results
REVENUES
Advisory Revenue	$67,135	$—	$—			$67,135
Investment Management Revenue	—	3,285	—			3,285
Interest Income and Other Revenue, net	1,849	130	—			1,979

NET REVENUES	68,984	3,415	—			72,399

EXPENSES
Employee Compensation and Benefits	33,974	6,528	2,275	(b	)	42,777
Non-compensation Costs	12,176	3,431	3,651	(c	)	19,258

TOTAL EXPENSES	46,150	9,959	5,926			62,035

Income (Loss) Before Income Taxes and Minority Interest	$22,834	$(6,544)	$(5,926)			$10,364

EVERCORE PARTNERS INC.

ADJUSTED PRO FORMA SEGMENT RECONCILIATION TO U.S. GAAP

NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

(dollars in thousands)

(UNAUDITED)

	Nine Months Ended September 30, 2008
	Adjusted Pro Forma Basis					U.S. GAAP Basis
	Advisory	Investment Management	Adjustments			Consolidated Results
REVENUES
Advisory Revenue	$149,870	$—	$—			$149,870
Investment Management Revenue	—	8,665	—			8,665
Interest Income and Other Revenue, net	2,580	304	—			2,884

NET REVENUES	152,450	8,969	—			161,419

EXPENSES
Employee Compensation and Benefits	90,403	14,223	7,452	(a	)	112,078
Non-compensation Costs	29,966	6,691	5,547	(c	) (d)	42,204

TOTAL EXPENSES	120,369	20,914	12,999			154,282

Income (Loss) Before Income Taxes and Minority Interest	$32,081	$(11,945)	$(12,999)			$7,137

	Nine Months Ended September 30, 2007
	Adjusted Pro Forma Basis					U.S. GAAP Basis
	Advisory	Investment Management	Adjustments			Consolidated Results
REVENUES
Advisory Revenue	$207,927	$—	$—			$207,927
Investment Management Revenue	—	15,811	—			15,811
Interest Income and Other Revenue, net	3,231	838	—			4,069

NET REVENUES	211,158	16,649	—			227,807

EXPENSES
Employee Compensation and Benefits	98,631	14,762	128,183	(b	)	241,576
Non-compensation Costs	32,614	11,246	11,557	(c	)	55,417

TOTAL EXPENSES	131,245	26,008	139,740			296,993

Income (Loss) Before Income Taxes and Minority Interest	$79,913	$(9,359)	$(139,740)			$(69,186)

Notes to Unaudited Condensed Consolidated Adjusted Pro Forma Statements of Operations

(a)	Reflects an adjustment for a reduction of $7.5 million of compensation expense associated with the issuance of restricted stock to the former shareholders of Braveheart in the first quarter of 2008 as additional deferred consideration pursuant to the Sale and Purchase Agreement associated with the Braveheart acquisition.

(b)	Adjustment for reduction of compensation associated with event-based vesting of stock-based awards related to the follow-on offering ($125.9 million), as well as a severance agreement recognized in the third quarter of 2007 ($2.3 million).

(c)	Reflects expenses associated with amortization of intangible assets acquired in the Protego and Braveheart acquisitions.

(d)	The Company has reflected $1.7 million and $4.1 million of charges in the third quarter and nine months of 2008, respectively, as Special Charges in connection with the write-off of certain capitalized costs associated with ECP III fund raising initiatives, employee severance, accelerated share-based vesting and facilities costs associated with the closing of the Los Angeles office.

(e)	Evercore is organized as a series of Limited Liability Companies, Partnerships and a Public Corporation and therefore, not all of the Company’s income is subject to corporate level taxes. As a result, adjustments have been made in order to reflect Evercore’s effective tax rate as 44% and 38% for the three and nine months ended September 30, 2008, respectively, and 40% for both the three and nine months ended September 30, 2007. These adjustments assume that the Company is taxed as a C corporation at the prevailing corporate tax rates and that certain deferred tax adjustments related to the realization of tax deductions for equity-based compensation awards are made directly to shareholders’ equity. The decrease in the effective tax rate for the nine months ended September 30, 2008 is due to discrete net tax adjustments that were realized during the first nine months. The Company’s effective tax rate would have been approximately 41% for the nine months ended September 30, 2008, excluding these discrete items.

(f)	Reflects adjustment to eliminate minority interest as all Evercore LP partnership units are assumed to be converted to Class A common stock.

(g)	Assumes the vesting of all LP partnership units and restricted stock unit event-based awards and reflects on a weighted average basis, the dilution of unvested service-based awards. In the computation of outstanding common stock equivalents for U.S. GAAP net income per share, the unvested Evercore LP partnership units and event-based restricted stock units are excluded from the calculation.